UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2015

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On April 16, 2015, the Board of Directors of MidWestOne Financial Group, Inc. (the “Company”), declared a cash dividend of $0.15 per share payable on June 15, 2015 to shareholders of record as of the close of business on June 1, 2015.
On April 17, 2015, the Company also announced the receipt of regulatory approval related to the proposed merger with Central Bancshares, Inc., a Minnesota corporation and parent company of Central Bank, Golden Valley, Minnesota. The press release is attached as Exhibit 99.1.
The Board of Directors of the Company has established June 16, 2015 as the date of the Company’s 2015 annual meeting of shareholders (the “2015 Annual Meeting”). The record date for determining shareholders entitled to notice of, and to vote at, the 2015 Annual Meeting is May 5, 2015.
Because the 2015 Annual Meeting is more than 30 days from the anniversary of the Company’s annual meeting of shareholders held in 2014, a new deadline has been set for submission of proposals by shareholders intended to be included in the Company’s 2015 proxy statement and form of proxy. Shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2015 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must ensure that such proposal is received by the Company’s Corporate Secretary at MidWestOne Financial Group, Inc., 102 South Clinton St., Iowa City, Iowa 52240, on or before the close of business on May 1, 2015, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2015 Annual Meeting.
Shareholders who wish to bring business before the 2015 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director must also ensure that such proposal or nomination is received by the Corporate Secretary on or before the close of business on May 1, 2015. Any such proposal or nomination must also meet the requirements set forth the Company’s bylaws.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit No.    Description

99.1	Press Release of MidWestOne Financial Group, Inc. announcing dividend declaration and merger regulatory approval, dated April 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	April 17, 2015	By:	/s/ GARY J. ORTALE
Gary J. Ortale
Executive Vice President and Chief Financial Officer